                                                                      Exhibit 24

                          DIRECTORS AND/OR OFFICERS OF
                               PENTON MEDIA, INC.

                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Penton Media, Inc., a Delaware corporation, hereby constitutes and appoints Thomas L. Kemp, Daniel J. Ramella, Joseph G. NeCastro and Preston L. Vice, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended December 31, 2001 pursuant to Section 13 of the Securities and Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, including, without limitation, a Form 12b-25, with the Securities and Exchange Commission, granting to said attorney-in-fact or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

Executed as of this 21st day of March 2002.


   /s/ THOMAS L. KEMP                                                   /s/ JOHN J. MEEHAN
   ------------------                                                  --------------------
   Thomas L. Kemp                                                      John J. Meehan
   Chairman and Chief Executive Officer and Director                   Director
   (Principal Executive Officer)

   /s/ JOSEPH G. NECASTRO                                              /s/ DAVID B. NUSSBAUM
   ----------------------                                              ---------------------
   Joseph G. NeCastro                                                  David B. Nussbaum
   Chief Financial Officer and Treasurer                               Director
   (Principal Financial Officer)

   /s/ JOCELYN A. BRADFORD                                             /s/ DANIEL J. RAMELLA
   -----------------------                                             ----------------------
   Jocelyn A. Bradford                                                 Daniel J. Ramella
   Vice President and Controller                                       Director

   /s/ PAUL W. BROWN                                                   /s/ EDWARD J. SCHWARTZ
   -----------------                                                   ----------------------
   Paul W. Brown                                                       Edward J. Schwartz
   Director                                                            Director

   /s/ DANIEL C. BUDDE                                                 /s/ HANNAH C. STONE
   -------------------                                                 -------------------
   Daniel C. Budde                                                     Hannah C. Stone
   Director                                                            Director

   /s/ PENI A. GARBER                                                  /s/ WILLIAM B. SUMMERS
   ------------------                                                  -----------------------
   Peni A. Garber                                                      William B. Summers
   Director                                                            Director

   /s/ R. DOUGLAS GREENE                                               /s/ RICHARD B. SWANK
   ---------------------                                               --------------------
   R. Douglas Greene                                                   Richard B. Swank
   Director                                                            Director

   /s/ KING HARRIS
   ----------------
   King Harris
   Director
